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                     COHEN & STEERS REALTY INCOME FUND, INC.

April 27, 2005

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2005. The net asset values per share at that date were $15.87, $15.39, and $15.39 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $16.11. In addition, a distribution was declared for shareholders of record on March 17, 2005 and paid on March 18, 2005 to all four classes of shares. The distributions were as follows: Class A shares $0.19 per share, Class B shares $0.165 per share, Class C shares $0.165 per share, and Class I shares $0.20 per share.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Income Fund had a total return, based on income and change in net asset value, of -6.8% for Class A shares. Class B and C shares both returned -6.9% for the quarter. Class I shares returned -6.7%. This compares to the NAREIT Equity REIT Index's(a) total return of -7.1%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    Over the past several quarters, we have focused on the rebound in real estate fundamentals when determining the outlook for real estate stocks. The performance of real estate stocks during the past two years, in our view, demonstrates that the market has come to appreciate the budding turnaround in property occupancies and rents.

    More recently, however, forces outside the real estate industry have begun to shape the behavior of the REIT broader stock market. Headwinds have started to blow, perhaps not hard enough to endanger the U.S. economic and real estate recoveries, but sufficient enough, we believe, to slow their pace and generate upheaval in some segments of the economy.

    The financial press has invoked a laundry list of concerns, including the trade deficit, the federal budget deficit, the over-consuming and financially stretched consumer, a housing bubble and fears of higher long-term interest rates. Our belief is that most of these are not immediately threatening. Our unease rests largely with rising oil prices and with the Federal Reserve's persistent monetary tightening. As the Fed reverses the accommodative monetary stance that returned the economy to a normal growth trajectory, we believe economic growth should moderate until these interest rate increases work their way through the system. The flattening yield curve (short-term and long-term interest rates almost equal) is hinting at this, as it typically does.

    REIT share prices have fallen further than most of the broader market equity indexes, in an abrupt turnaround from last year. Health care, which had a -11.2% total return, was the worst performing property sector

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

in the first quarter -- not surprising given that, unlike most types of real estate, long lease terms tend to make this group more interest-rate-sensitive. The industrial and mixed office/industrial sectors, which returned -10.5% and -9.7%, respectively, were the next worst performing groups. Apparent profit taking in the first quarter made some of the best performing stocks last year the worst performers in the quarter. Two mall companies, Mills Corporation and Macerich Company, and Maguire Properties, an office REIT, were among the poorest performing stocks in our portfolio, returning -16.1%, -14.2% and -11.5%, respectively. Stock selection in the regional mall and office sectors were the largest detractors from our relative performance.

    Self storage was the best performing property type in the quarter with a 0.8% total return. Extra Space Storage, which returned 3.0%, was one of our best performing stocks. Another one of our strongest performing investments was Equity Office Properties with a 5.2% total return. Our overweight in the office sector, which returned -3.3%, driven in our view by the sustained recovery in office fundamentals, contributed significantly to our relative performance.

    Finally, the largest contributor to our outperformance during the quarter was our 10% allocation to REIT preferred stocks. REIT preferreds were down only slightly in the quarter, significantly exceeding REIT common stocks on a total return basis. We always maintain an allocation to REIT preferred securities in our Realty Income portfolios because they can enhance the account's overall yield (REIT preferreds currently yield 7.9%), reduce volatility and have a low correlation to REIT common stocks.

    Our view of why REIT share prices declined during the quarter is distinct from popular perception, and hence our outlook for the future is different as well. The conventional wisdom surrounding REITs is that their outperformance compared to the broader markets during the past five years necessitates that they are now overvalued. Additionally, many believe that interest rates are a key determinant of REIT stock prices and that the rise in interest rates will cause REITs to underperform -- despite historical evidence to the contrary. Finally, many fear that a continual rise in interest rates will burst the real estate 'bubble' -- a condition which may exist in some overheated single-family housing markets but certainly not among commercial property types.

    Our perspective is somewhat different. We believe REITs' substantial outperformance in 2004 resulted in many individuals and institutions being over-allocated to the REIT asset class at the beginning of 2005, precipitating some re-balancing of portfolios away from REITs. Many investors have reduced their REIT holdings, which we believe reflects the dispassionate, disciplined re-allocation by long-time REIT investors. Perhaps a more simple explanation is that, after strong returns, investors merely took profits, in a financial market environment that already was subject to overall poor investor sentiment. Fears relating to REITs motivated investors to place bets against them, as manifested by the chart below of short interest in a key REIT index trading vehicle:

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                     COHEN & STEERS REALTY INCOME FUND, INC.

SHORT INTEREST IN THE iSHARES TRUST DOW JONES REAL ESTATE INDEX FUND

                                [LINE CHART]

                             Shares in Millions

                        Mar-03                363,715
                        Apr-03                332,224
                        May-03                199,546
                        Jun-03                239,184
                        Jul-03                265,217
                        Aug-03                381,704
                        Sep-03                463,035
                        Oct-03                728,244
                        Nov-03                691,576
                        Dec-03                703,719
                        Jan-04                998,319
                        Feb-04                800,266
                        Mar-04                852,465
                        Apr-04              1,692,937
                        May-04              3,092,368
                        Jun-04              4,103,215
                        Jul-04              2,696,120
                        Aug-04              3,947,503
                        Sep-04              3,179,991
                        Oct-04              4,085,173
                        Nov-04              3,519,381
                        Dec-04              6,047,286
                        Jan-05              6,557,436
                        Feb-05              6,184,979
                        Mar-05              8,865,073

    As this chart demonstrates, short interest in REITs has increased. As any student of behavioral finance will recall, a peaking of short interest is typically a bullish contrarian indicator. It is interesting to note that as interest rate fears and talk of housing bubbles reached a fevered pitch in March, and as the level of short interest in REITs increased dramatically, the REIT index held and did not break its late January low.

    In the meantime, during this choppy period in the market for REIT stocks, many companies took advantage of expanding acquisition opportunities. Our view is that most commercial property types are in recovery in most regions of the U.S., and that REITs are beginning in response to expand their portfolios more rapidly. The flow of real estate assets from private hands to public companies has accelerated dramatically in the last quarter. Announcements of billion dollar acquisitions have become routine. However, in contrast to the mid-1990s when REITs made huge volumes of acquisitions and issued large amounts of common stock to pay for them, today's acquisitions appear to be financed largely with low cost capital from institutional investors who, in our view, are willing to accept a less volatile rate of return in order to be invested alongside a high quality, public property operator. In the first quarter, REITs announced purchases of over $10 billion of privately held real estate while raising only $1.3 billion of equity capital. In this fashion, we believe REITs are increasingly able to make large acquisitions using other peoples' money, a financing strategy that has the potential to improve their return, lower their capital commitment, enhance their growth rate and increase the scope of property portfolios they control.

INVESTMENT OUTLOOK

    Many investors seem to be concerned that we are inevitably headed for a REIT bear market similar to the one that began in 1998. However, in early 1998, real estate fundamentals peaked after accelerating for six years. Buildings were full and a construction boom was underway. Valuations were excessive -- REITs traded at a 25% premium to the value of their underlying real estate assets- and investor sentiment was positive. None of these conditions exist today, in our view.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

    We believe that investors may want to consider the environment REITs faced in the 1994 period. The Fed had aggressively raised short-term interest rates from 3% to 5.5% by year-end, removing the accommodative monetary stimulus that had jump-started the economy out of the early-1990s recession. The rate of GDP growth and job growth slowed from white-hot levels to more sustainable levels and the economic expansion was able to sustain itself for another six years as a result. As the stock market began to incorporate expectations for a slowing economy, REIT returns moderated in 1994, to just 3.2% (the S&P 500 returned 1.3% in 1994), after generating average annual total returns of 23% the prior three years. As the economy stabilized after this 'mid-course correction,' REITs went on to generate an average return of 24% annually for the next three years.

    While the Fed's current tightening cycle will inevitably cause some dislocations, and while economic growth may slow somewhat in the near term, we believe we are still at the beginning of a recovery in most real estate markets. REIT earnings growth, in our view, may not accelerate as quickly, near-term, as the economy undergoes this correction, although we believe there will be continued healthy growth. Very little new construction is underway and replacement costs -- the long run determinant of real estate value -- will continue to rise with raw material costs. Vacancy rates are declining and effective rents are rising. REIT balance sheets in our view are in excellent shape. We therefore expect REITs to enjoy a strong period of internal growth, even without the benefit of new property acquisitions. In addition, we believe profitable acquisition and development opportunities exist for the skilled players who can access inexpensive capital.

    By our estimates, REIT stocks are trading at approximately the value of their underlying assets. However, the most recent round of real estate asset sales would suggest that our estimates of asset value might be too low. It seems unusual at this stage in the cycle that REITs should trade at or below asset value, when, as we believe, fundamentals are improving and growth opportunities are plentiful. As a result, we expect REITs to enjoy a strong period of internal growth and to continue to deliver competitive returns.

Sincerely,

             MARTIN COHEN            ROBERT H. STEERS
             MARTIN COHEN            ROBERT H. STEERS
             President               Chairman


             JAMES S. CORL           JOSEPH M. HARVEY
             JAMES S. CORL           JOSEPH M. HARVEY
             Portfolio Manager       Portfolio Manager

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                     COHEN & STEERS REALTY INCOME FUND, INC.


--------------------------------------------------------------------------------
                VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

  For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

  In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                                 MARCH 31, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                 MARKET         % OF
                                                                  VALUE      NET ASSETS
     SECURITY                                                  -----------   ----------
 1.  Equity Office Properties Trust..........................  $75,252,688      4.62%
 2.  Arden Realty............................................   60,354,550      3.70
 3.  Reckson Associates......................................   51,342,680      3.15
 4.  Home Properties.........................................   49,458,360      3.03
 5.  Equity Residential......................................   48,678,973      2.99
 6.  Brandywine Realty Trust.................................   46,294,840      2.84
 7.  CarrAmerica Realty Corp. ...............................   44,078,505      2.70
 8.  Health Care Property Investors..........................   39,272,351      2.41
 9.  Prentiss Properties Trust...............................   37,449,608      2.30
10.  Vornado Realty Trust....................................   34,835,883      2.14

                                SECTOR BREAKDOWN
                             (Based on Net Assets)
                                  (Unaudited)

                                  [PIE CHART]

          Office/Industrial                                 35.39%
          Residential                                       21.51
          Shopping Center                                   16.36
          Health Care                                        8.39
          Diversified                                        7.63
          Hotel                                              3.36
          Self Storage                                       3.29
          Mortgage                                           2.14
          Cash & Other Assets in Excess of Liabilities       1.75
          Specialty                                          0.18

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE          YIELD(a)
                                                 ---------   --------------   ------------
EQUITIES                                98.25%(b)
  COMMON STOCK                          88.68%
    DIVERSIFIED                          6.24%
         Colonial Properties Trust.............    552,400   $   21,217,684       7.03%
         iStar Financial.......................    711,700       29,307,806       7.12
         Lexington Corporate Properties
            Trust..............................    749,400       16,441,836       6.56
         Vornado Realty Trust..................    502,900       34,835,883       4.39
                                                             --------------
                                                                101,803,209
                                                             --------------
    HEALTH CARE                          6.91%
         Health Care Property Investors........  1,673,300       39,272,351       7.16
         Healthcare Realty Trust...............    206,900        7,539,436       7.14
         Health Care REIT......................    499,600       15,987,200       7.50
         Nationwide Health Properties..........  1,043,400       21,087,114       7.32
         Ventas................................  1,149,900       28,701,504       5.77
                                                             --------------
                                                                112,587,605
                                                             --------------
    HOTEL                                2.63%
         Equity Inns...........................  1,343,000       14,813,290       5.44
         Hospitality Properties Trust..........    480,600       19,406,628       7.13
         Strategic Hotel Capital...............    593,900        8,730,330       5.99
                                                             --------------
                                                                 42,950,248
                                                             --------------
    INDUSTRIAL                           2.04%
         EastGroup Propterties.................    264,800        9,982,960       5.15
         First Industrial Realty Trust.........    614,300       23,238,969       7.35
                                                             --------------
                                                                 33,221,929
                                                             --------------
    MORTGAGE                             2.05%
         Capital Trust.........................     82,600        2,740,668       6.63
         Newcastle Investment Corp.............  1,036,273       30,673,681       8.45
                                                             --------------
                                                                 33,414,349
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by its value at March 31, 2005.
(b) Percentages indicated are based on net assets of the fund.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    OFFICE                              29.36%
         Arden Realty..........................  1,783,000   $   60,354,550       5.97%
         BioMed Realty Trust...................    208,800        4,301,280       5.24
         Boston Properties.....................    272,700       16,424,721       4.32
         Brandywine Realty Trust...............  1,630,100       46,294,840       6.20
         CarrAmerica Realty Corp...............  1,397,100       44,078,505       6.34
         CRT Properties........................  1,336,100       29,100,258       6.43
         Equity Office Properties Trust........  2,497,600       75,252,688       6.64
         HRPT Properties Trust.................  1,666,300       19,845,633       7.05
         Highwoods Properties..................    646,900       17,349,858       6.34
         Kilroy Realty Corp....................    657,000       26,877,870       4.99
         Mack-Cali Realty Corp.................    792,700       33,570,845       5.95
         Maguire Properties....................    685,300       16,364,964       6.70
         Prentiss Properties Trust.............  1,096,300       37,449,608       6.56
         Reckson Associates Realty Corp........  1,672,400       51,342,680       5.53
                                                             --------------
                                                                478,608,300
                                                             --------------
    OFFICE/INDUSTRIAL                    1.74%
         Liberty Property Trust................    605,200       23,633,060       6.25
         Mission West Properties...............    450,300        4,773,180       6.04
                                                             --------------
                                                                 28,406,240
                                                             --------------

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    RESIDENTIAL                         20.54%
       APARTMENT                        18.91%
         AMLI Residential Properties Trust.....  1,114,000   $   30,512,460       7.01%
         American Campus Communities...........    491,000       10,311,000       6.43
         Apartment Investment & Management
            Co.................................    465,600       17,320,320       6.45
         Archstone-Smith Trust.................    857,800       29,259,558       5.04
         AvalonBay Communities.................    480,900       32,167,401       4.25
         Education Realty Trust................    485,500        8,073,865       7.16
         Equity Residential....................  1,511,300       48,678,973       5.37
         GMH Communities Trust.................    777,400        9,103,354         --
         Gables Residential Trust..............    912,300       30,379,590       7.24
         Home Properties.......................  1,274,700       49,458,360       6.49
         Mid-America Apartment Communities.....    371,000       13,541,500       6.41
         Post Properties.......................    466,800       14,489,472       5.80
         Town and Country Trust................    563,100       14,893,995       6.50
                                                             --------------
                                                                308,189,848
                                                             --------------
       MANUFACTURED HOME                 1.63%
         Affordable Residential Communities....    861,500       10,897,975       9.88
         Sun Communities.......................    439,700       15,741,260       7.04
                                                             --------------
                                                                 26,639,235
                                                             --------------
         TOTAL RESIDENTIAL.....................                 334,829,083
                                                             --------------
    SELF STORAGE                         3.29%
         Extra Space Storage...................  1,349,300       18,215,550       6.74
         Shurgard Storage Centers..............    449,400       18,416,412       5.37
         Sovran Self Storage...................    204,500        8,104,335       6.11
         U-Store-It Trust......................    514,200        8,947,080       6.44
                                                             --------------
                                                                 53,683,377
                                                             --------------

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    SHOPPING CENTER                     13.88%
       COMMUNITY CENTER                  7.64%
         Cedar Shopping Centers................    625,900   $    8,912,816       6.32%
         Developers Diversified Realty Corp....    804,100       31,962,975       5.43
         Heritage Property Investment Trust....    803,100       23,836,008       7.08
         Inland Real Estate Corp...............  1,283,900       19,297,017       6.25
         Kramont Realty Trust..................    809,300       18,937,620       5.56
         New Plan Excel Realty Trust...........    397,600        9,983,736       6.57
         Ramco-Gershenson Properties Trust.....    425,700       11,557,755       6.45
                                                             --------------
                                                                124,487,927
                                                             --------------
       REGIONAL MALL                     6.24%
         Glimcher Realty Trust.................    861,000       20,405,700       8.11
         Macerich Co...........................    447,300       23,832,144       4.88
         Mills Corp............................    401,200       21,223,480       4.74
         Pennsylvania Real Estate Investment
            Trust..............................    273,100       11,011,392       5.36
         Simon Property Group..................    417,500       25,292,150       4.62
                                                             --------------
                                                                101,764,866
                                                             --------------
         TOTAL SHOPPING CENTER.................                 226,252,793
                                                             --------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $1,154,508,571)........               1,445,757,133
                                                             --------------
  PREFERRED STOCK                        9.57%
    DIVERSIFIED                          1.39%
         Colonial Properties Trust, 8.125%,
            Series D...........................    120,400        3,048,528       8.02
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible)......    281,900        6,066,488       7.84
         Digital Realty Trust, 8.50%,
            Series A...........................     68,000        1,768,000       8.17
         Entertainment Properties Trust, 7.75%,
            Series B...........................    172,000        4,310,320       7.73
         iStar Financial, 7.80%, Series F......     94,400        2,440,240       7.54
         iStar Financial, 7.65%, Series G......    200,300        5,033,539       7.59
                                                             --------------
                                                                 22,667,115
                                                             --------------

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    HEALTH CARE                          1.48%
         Health Care REIT, 7.625%, Series F....    352,800   $    8,820,000       7.62%
         LTC Properties, 8.00%, Series F.......    200,000        5,146,000       7.77
         Nationwide Health Properties, 7.677%,
            Series P...........................     49,800        5,008,012       7.63
         Omega Healthcare Investors, 8.375%,
            Series D...........................    200,000        5,200,000       8.05
                                                             --------------
                                                                 24,174,012
                                                             --------------
    HOTEL                                0.73%
         FelCor Lodging Trust, $1.95, Series A
            (Convertible)......................     48,900        1,209,786       7.88
         FelCor Lodging Trust, 9.00%,
            Series B...........................     28,100          722,170       8.84
         Innkeepers USA Trust, 8.00%,
            Series C...........................    167,600        4,206,760       7.97
         Strategic Hotel Capital, 8.50%,
            Series 144A........................    129,700        3,226,288       8.54
         Sunstone Hotel Investors, 8.00%,
            Series A...........................    100,000        2,495,000       8.00
                                                             --------------
                                                                 11,860,004
                                                             --------------
    MORTGAGE                             0.09%
         Newcastle Investment Corp., 9.75%,
            Series B...........................     51,600        1,388,040       9.08
                                                             --------------
    OFFICE                               1.96%
         Alexandria Real Estate Equities,
            9.10%, Series B....................     28,700          755,097       8.74
         Cousins Properties, 7.50%,
            Series B...........................    180,000        4,500,000       7.46
         HRPT Properties Trust, 8.75%,
            Series B...........................    158,100        4,226,013       8.18
         Highwoods Properties, 8.625%,
            Series A...........................      7,400        7,538,750       8.47
         Highwoods Properties, 8.00%,
            Series B...........................     22,900          572,958       7.99
         Kilroy Realty, 7.80%, Series E........     19,314          485,747       7.75
         Kilroy Realty, 7.50%, Series F........    270,840        6,716,832       7.56
         Maguire Properties, 7.625%,
            Series A...........................    125,300        3,113,705       7.67
         SL Green Realty Corp, 7.625%,
            Series C...........................    159,300        4,038,255       7.55
         SL Green Realty Corp, 7.875%,
            Series D...........................      1,261           31,739       7.82
                                                             --------------
                                                                 31,979,096
                                                             --------------
    OFFICE/INDUSTRIAL                    0.29%
         PS Business Parks, 8.75%, Series F....     66,000        1,722,600       8.38
         PS Business Parks, 7.00%, Series H....     94,500        2,294,460       7.20
         PS Business Parks, 7.60%, Series L....     28,000          703,080       7.55
                                                             --------------
                                                                  4,720,140
                                                             --------------

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    RESIDENTIAL                          0.97%
       APARTMENT                         0.66%
         Apartment Investment & Management Co.,
            9.375%, Series G...................     73,000   $    1,941,800       8.81%
         Apartment Investment & Management Co.,
            10.10%, Series Q...................     52,800        1,382,304       9.64
         Apartment Investment & Management Co.,
            10.00%, Series R...................    116,100        3,053,430       9.51
         Mid-America Apartment Communities,
            8.30%, Series H....................    171,800        4,415,260       8.07
                                                             --------------
                                                                 10,792,794
                                                             --------------
       MANUFACTURED HOME                 0.31%
         Affordable Residential Communities,
            8.25%, Series A....................    200,000        5,020,000       8.22
                                                             --------------
         TOTAL RESIDENTIAL.....................                  15,812,794
                                                             --------------
    SHOPPING CENTER                      2.48%
       COMMUNITY CENTER                  0.61%
         Cedar Shopping Centers, 8.875%,
            Series A...........................    132,000        3,465,000       8.45
         Developers Diversified Realty Corp.,
            8.60%, Series F....................     63,900        1,679,931       8.18
         Kramont Realty Trust, 8.25%,
            Series E...........................    123,000        3,119,280       8.13
         Ramco-Gershenson Property Trust,
            9.50%, Series B....................     25,000          673,125       8.85
         Urstadt Biddle Properties, 8.50%,
            Series C...........................     10,000        1,100,000       7.73
                                                             --------------
                                                                 10,037,336
                                                             --------------

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                                       12

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
       REGIONAL MALL                     1.87%
         CBL & Associates Properties, 8.75%,
            Series B...........................     48,800   $    2,618,608       8.15%
         CBL & Associates Properties, 7.75%,
            Series C...........................     64,200        1,637,100       7.60
         CBL & Associates Properties, 7.375%,
            Series D...........................    300,200        7,420,944       7.46
         Glimcher Realty Trust, 8.75%,
            Series F...........................     63,100        1,640,600       8.41
         Glimcher Realty Trust, 8.125%,
            Series G...........................    140,000        3,514,000       8.09
         Mills Corp., 9.00%, Series B..........    147,000        3,880,800       8.56
         Mills Corp., 9.00%, Series C..........     43,800        1,145,808       8.60
         Mills Corp., 8.75%, Series E..........     68,700        1,794,444       8.37
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A............      9,800          572,810       9.41
         Taubman Centers, 8.30%, Series A......     76,300        1,924,286       8.23
         Taubman Centers, 8.00%, Series G......    167,000        4,325,300       7.72
                                                             --------------
                                                                 30,474,700
                                                             --------------
         TOTAL SHOPPING CENTER.................                  40,512,036
                                                             --------------
    SPECIALTY                            0.18%
         Capital Automotive REIT, 7.50%,
            Series A...........................    119,400        2,955,150       7.58
                                                             --------------
              TOTAL PREFERRED STOCK
                (Identified
                cost -- $149,056,336)..........                 156,068,387
                                                             --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,303,564,907).............   98.25%               1,601,825,520(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES.........................    1.75                   28,546,696
                                        -------              --------------
NET ASSETS............................  100.00%              $1,630,372,216
                                        ======               --------------

------------------
(a) At March 31, 2005, net unrealized appreciation was $298,260,613 based on cost for federal income tax purposes of $1,303,564,907. This consisted of aggregate gross unrealized appreciation on investments of $304,215,826 and aggregate gross unrealized depreciation on investments of $5,955,213.

--------------------------------------------------------------------------------
                                       13

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                         MARCH 31, 2005 -- (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $596,110,627
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    37,570,050
                                                              ------------
    Net asset value and redemption price per share..........  $      15.87
                                                              ------------
                                                              ------------
    Maximum offering price per share ($15.87[div]0.955)(a)..  $      16.62
                                                              ------------
                                                              ------------
CLASS B SHARES:
    NET ASSETS..............................................  $245,517,863
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    15,953,487
                                                              ------------
    Net asset value and offering price per share(b).........  $      15.39
                                                              ------------
                                                              ------------
CLASS C SHARES:
    NET ASSETS..............................................  $631,815,656
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    41,057,816
                                                              ------------
    Net asset value and offering price per share(b).........  $      15.39
                                                              ------------
                                                              ------------
CLASS I SHARES:
    NET ASSETS..............................................  $156,928,070
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     9,741,526
                                                              ------------
    Net asset value, offering and redemption price per
       share................................................  $      16.11
                                                              ------------
                                                              ------------

-------------------
(a) On investments of $100,000 or more, the offering price is reduced.
(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

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                                       14

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                           MARCH 31, 2005 (UNAUDITED)

                                                                                                    NET ASSET VALUE
                                                    NET ASSETS                                         PER SHARE
                             ---------------------------------------------------------   -------------------------------------
                               CLASS A        CLASS B        CLASS C        CLASS I      CLASS A   CLASS B   CLASS C   CLASS I
                             ------------   ------------   ------------   ------------   -------   -------   -------   -------
NET ASSET VALUE:
Beginning of period:
12/31/04...................  $640,157,375   $284,917,316   $716,634,085   $163,323,833   $17.22    $16.71    $16.71    $17.48
                             ------------   ------------   ------------   ------------   ------    ------    ------    ------
   Net investment income...     3,912,742      1,400,674      3,572,026      1,094,844     0.11      0.09      0.09      0.12
   Net realized and
     unrealized loss on
     investments...........   (47,348,156)   (20,824,339)   (52,635,565)   (12,035,043)   (1.27)    (1.24)    (1.24)    (1.29)
Distributions from net
 investment income.........    (7,096,208)    (2,666,344)    (6,798,768)    (1,888,930)   (0.19)    (0.17)    (0.17)    (0.20)
                                                                                         ------    ------    ------    ------
   Capital stock transactions:
       Sold................    58,164,044      4,223,939     27,585,970     15,551,097
       Distributions
         reinvested........     5,120,374        803,827      2,126,366      1,675,009
       Redeemed............   (56,799,544)   (22,337,210)   (58,668,458)   (10,792,740)
                             ------------   ------------   ------------   ------------
Net decrease in net asset
  value....................   (44,046,748)   (39,399,453)   (84,818,429)    (6,395,763)   (1.35)    (1.32)    (1.32)    (1.37)
                             ------------   ------------   ------------   ------------   ------    ------    ------    ------
End of period: 3/31/2005...  $596,110,627   $245,517,863   $631,815,656   $156,928,070   $15.87    $15.39    $15.39    $16.11
                             ------------   ------------   ------------   ------------   ------    ------    ------    ------
                             ------------   ------------   ------------   ------------   ------    ------    ------    ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                                      15

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                   (PERIODS ENDED MARCH 31, 2005) (UNAUDITED)

          ONE YEAR                      FIVE YEARS             SINCE INCEPTION (9/2/97)
----------------------------  -----------------------------  -----------------------------
  INCLUDING       EXCLUDING      INCLUDING       EXCLUDING      INCLUDING       EXCLUDING
SALES CHARGE(a) SALES CHARGE  SALES CHARGE(a)  SALES CHARGE  SALES CHARGE(a)  SALES CHARGE
--------------- ------------  ---------------  ------------  ---------------  ------------
    0.47%         5.20%         18.47%         19.57%        10.88%         11.55%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting cohenandsteers.com.

Returns on the fund's other share classes will vary because of differing expenses and sales charges.

                               OTHER INFORMATION

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or
(ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

-----------------
(a) Maximum 4.5% sales charge.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

                 FOR TOTAL RETURN:                                   FOR TOTAL RETURN:

                  COHEN & STEERS                                      COHEN & STEERS
                  REALTY SHARES                                 INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

             FOR HIGH CURRENT INCOME:                            FOR CAPITAL APPRECIATION:

                  COHEN & STEERS                                      COHEN & STEERS
                REALTY INCOME FUND                                   REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

                 FOR TOTAL RETURN:                                   FOR TOTAL RETURN:

                  COHEN & STEERS                                      COHEN & STEERS
            INTERNATIONAL REALTY FUND                                  UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                         INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

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                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS                  KEY INFORMATION

Robert H. Steers                        INVESTMENT ADVISOR
Director and chairman                   Cohen & Steers Capital Management, Inc.
                                        757 Third Avenue
Martin Cohen                            New York, NY 10017
Director and president                  (212) 832-3232

Bonnie Cohen                            SUBADMINISTRATOR AND CUSTODIAN
Director                                State Street Bank and Trust Company
                                        225 Franklin Street
George Grossman                         Boston, MA 02110
Director
                                        TRANSFER AGENT
Richard E. Kroon                        Boston Financial Data Services, Inc.
Director                                66 Brooks Drive
                                        Braintree, MA 02184
Richard J. Norman                       (800) 437-9912
Director
                                        LEGAL COUNSEL
Frank K. Ross                           Simpson Thacher & Bartlett LLP
Director                                425 Lexington Avenue
                                        New York, NY 10017
Willard H. Smith Jr.
Director                                DISTRIBUTOR
                                        Cohen & Steers Securities, LLC
C. Edward Ward, Jr.                     757 Third Avenue
Director                                New York, NY 10017

Adam Derechin                           Nasdaq Symbol:  Class A - CSEIX
Vice president and assistant treasurer                  Class B - CSBIX
                                                        Class C - CSCIX
Joseph M. Harvey                                        Class I - CSDIX
Vice president
                                        Web site: cohenandsteers.com
John McLean
Chief compliance officer                Net asset value (NAV) can be found in
                                        the daily mutual fund listings in the
Lawrence B. Stoller                     financial section of most major
Assistant secretary                     newspapers under Cohen & Steers.

                                        This report is authorized for delivery
                                        only to shareholders of Cohen & Steers
                                        Realty Income Fund, Inc. unless
                                        accompanied or preceded by the delivery
                                        of a currently effective prospectus
                                        setting forth details of the fund. Past
                                        performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

  COHEN & STEERS
REALTY INCOME FUND


 QUARTERLY REPORT
  MARCH 31, 2005



COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


Announcing our new open-end fund, Cohen & Steers International Realty Fund






                            STATEMENT OF DIFFERENCES
                            ------------------------

The division sign shall be expressed as ................................. [div]